EXHIBIT 99.4
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GUARANTOR                                        DEBTOR:
DYNAGEN, INC.                                    SUPERIOR PHARMACEUTICAL COMPANY
99 ERIE STREET                                   1385 KEMPER MEADOW ROAD
CAMBRIDGE, MASSACHUSETTS 02139                   CINCINNATI, OHIO 45240
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CONTINUING GUARANTY
UNLIMITED

For the purpose of inducing The Huntington National Bank (hereinafter referred to as "Bank") to lend money or advance credit to, or renew, extend or forbear from demanding immediate payment of the Obligations of SUPERIOR PHARMACEUTICAL COMPANY (hereinafter referred to as "Debtor"), the undersigned (hereinafter referred to as "Guarantors" whether one or more), jointly and severally if more than one (which joint and several liability shall exist regardless of whether additional Guarantors have evidenced or may in the future evidence their undertaking by executing this Guaranty, by co-signing one or more promissory notes or other instruments of indebtedness, by executing one or more separate agreements of guaranty of any or all of the Obligations referred to herein, or otherwise), hereby unconditionally guarantee the prompt and full payment to Bank when due, whether by acceleration or otherwise, of all Obligations of any kind for which Debtor is now or may hereafter become liable to Bank in any manner.

The word "Obligations" is used in its most comprehensive sense and includes, without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of Debtor to Bank, either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit, agreements of guaranty or otherwise, and any and all renewals of, extensions of or substitutes therefor. The word "Obligations" shall include, BUT NOT BE LIMITED TO, all indebtedness owed by Debtor to Bank by reason of credit extended or to be extended to Debtor in the principal amount of $9,000,000.00, pursuant to one or more instruments of indebtedness and related loan documents.

Guarantors, and each of them, hereby promise that if one or more of the Obligations are not paid promptly when due, they, and each of them, will, upon request of Bank, pay the Obligations to Bank, irrespective of any action or lack of action on Bank's part in connection with the acquisition, perfection, possession, enforcement or disposition of any or all Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in any or all Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantors waive notice of any and all acceptances of this Guaranty. This Guaranty is a continuing guaranty, and, in addition to covering all present Obligations of Debtor to Bank, will extend to all future Obligations of Debtor to Bank, and this whether such Obligations are reduced or entirely extinguished and thereafter increased or reincurred. This Guaranty is made and will remain in effect as to any and all Obligations of Debtor incurred or arising prior to receipt by the loan officer of Bank who is handling Debtor's Obligations of written notice of termination of this Guaranty. No revocation will in any way affect the duties of Guarantors to Bank with respect to Obligations of Debtor incurred prior to the receipt of such notice by such loan officer of Bank. Revocation by any one or more of Guarantors will not affect the duties of the remaining Guarantor or Guarantors.






Guarantors waive presentment, demand, protest, notice of protest, and notice of dishonor or other nonpayment of any and all Obligations and further waive notice of sale or other disposition of any collateral or security now held or hereafter acquired by Bank. Guarantors agree that no extension of time, whether one or more, nor any other indulgence granted by Bank to Debtor, or to Guarantors, or any of them, and no omission or delay on Bank's part in exercising any right against, or in taking any action to collect from or pursue Bank's remedies against Debtor or Guarantors, or any of them, will release, discharge or modify the duties of Guarantors. Guarantors agree that Bank may, without notice to or further consent from Guarantors, release or modify any collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantors hereunder. Guarantors further agree that Bank will not be required to pursue or exhaust any of its rights or remedies against Debtor or Guarantors, or any of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantors.

Guarantors agree to furnish true and complete financial statements (a) within forty five (45) days after the end of each calendar quarter, financial statements contained in Guarantor's quarterly reports in Form 10-Q, including a balance sheet and statements of income and surplus, certified by the president or chief financial officer of the undersigned as fairly representing the undersigned's financial condition as of the end of such period; (b) within forty five (45) days after the end of each calendar quarter and at such other times reasonably requested by Bank, a statement signed by the president or chief financial officer of the undersigned setting forth and certifying the calculation of the Borrowing Base as of the end of that period; (c) within one hundred twenty (120) days of the end of each fiscal year, an audited financial statement prepared in accordance with generally accepted accounting principles consistently applied by independent public accountants satisfactory to the Bank, containing a balance sheet, statements of income and surplus, statements of source and use of funds and reconciliation of capital accounts, along with any management letters written by such accountants; (d) immediately upon becoming aware of the existence of any condition or event which constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and what action the undersigned is taking or proposes to take with respect thereto; (e) at the request of the Bank, such other information as the Bank may from time to time reasonably require, and agree that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantors agree that any legal suit, action or proceeding arising out of or relating to this Guaranty may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waive any objection which they may have now or hereafter to the venue of any such suit, action or proceeding; and irrevocably submit to the jurisdiction of any such court in any such suit, action or proceeding.

Guarantors hereby authorize any attorney at law to appear for them in any action on any or all Obligations guaranteed hereby at any time after such Obligations become due, whether by acceleration or otherwise, in any court of record in or of the State of Ohio or elsewhere, to waive the issuing and service of process against, and confess judgment against Guarantors, or any of them, in favor of Bank for the amount that may be due, including interest, late charges, collection costs, attorneys' fees and the like as provided for in said Obligations, and costs of suit, and to waive and release all errors in said proceedings and judgments, and all petitions in error, and right of appeal from the judgments rendered. No such judgment or judgments against less than all of Guarantors shall be a bar to a subsequent judgment or judgments against any one or more of Guarantors against whom judgment has not been obtained hereon, this being a joint and several warrant of attorney to confess judgment.

If any Obligation of Debtor is assigned by Bank, this Guaranty will inure to the benefit of Bank's assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantors, or any of them, from any duty to Bank hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guaranty or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guaranty shall be construed in accordance with the law of the State of Ohio. As security for payment by Guarantors hereunder, and of all other liabilities of Guarantors to Bank whether now existing or hereafter arising,

Guarantors hereby grant Bank a security interest in the following property:

   N/A
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whether  Guarantors'  interest therein as owner,  co-owner,  lessee,  consignee, secured party or otherwise be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor, all negotiable documents relating thereto, all products thereof and any and all cash and non-cash proceeds thereof including, but not limited to notes, drafts, checks, instruments and insurance proceeds (hereinafter the "Collateral"). If at the time of payment of the Obligations and any discharge hereof, Guarantors shall be then directly or contingently liable to Bank as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then Bank may continue to hold the Collateral as security therefor, even though this Guaranty shall have been surrendered to Guarantors. Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any Obligations hereunder are not paid when due, Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantors shall be liable for any deficiency.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Executed and delivered at CINCINNATI, OHIO on June 18, 1997.
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GUARANTOR:

DYNAGEN, INC.,
A DELAWARE CORPORATION


BY:      /s/  Dhananjay G. Wadekar
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NAME:         Dhananjay G. Wadekar
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TITLE:    Executive Vice President
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